Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2023

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of April 26, 2023, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF First-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2023

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2023	4

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	5
Loss Ratio Detail	6
Loss Claim Count Detail	7
Quarterly Property Casualty Data – Commercial Lines	8
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	9
Loss and Loss Expense Analysis – Three Months Ended March 31, 2023	10

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines	13
Quarterly Property Casualty Data – Excess & Surplus Lines	14

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	15
The Cincinnati Life Insurance Company Statutory Statements of Income	16

Other
Quarterly Data – Other	17

CINF First-Quarter 2023 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF First-Quarter 2023 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2023

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,919	$—	$—	$—	$1,919
Life	—	—	96	—	—	96
Premiums ceded	—	(78)	(19)	—	—	(97)
Total earned premium	—	1,841	77	—	—	1,918
Investment income, net of expenses	24	141	45	—	—	210
Investment gains and losses, net	147	(42)	1	—	—	106
Fee revenues	—	2	2	—	—	4
Other revenues	4	1	—	2	(4)	3
Total revenues	$175	$1,943	$125	$2	$(4)	$2,241

Benefits & expenses
Losses & contract holders' benefits	$—	$1,375	$97	$—	$—	$1,472
Reinsurance recoveries	—	(58)	(16)	—	—	(74)
Underwriting, acquisition and insurance expenses	—	536	20	—	—	556
Interest expense	13	—	—	1	—	14
Other operating expenses	8	—	—	1	(4)	5
Total expenses	$21	$1,853	$101	$2	$(4)	$1,973

Income before income taxes	$154	$90	$24	$—	$—	$268

Provision (benefit) for income taxes
Current operating income	$(31)	$19	$6	$—	$—	$(6)
Capital gains/losses	31	(9)	—	—	—	22
Deferred	30	(2)	(1)	—	—	27
Total provision for income taxes	$30	$8	$5	$—	$—	$43

Net income - current year	$124	$82	$19	$—	$—	$225

Net income (loss) - prior year	$(224)	$(60)	$17	$1	$—	$(266)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CLIC and Total Net income (loss) - prior year have been adjusted due to the adoption of an accounting standards update for long-duration contracts.
CINF First-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year losses greater than $5 million				$36	$44	$38	$38	$23		$61		$99		$143
Current accident year losses $2 million - $5 million				15	19	41	36	39		75		116		135
Large loss prior accident year reserve development				9	(17)	16	22	9		31		47		30
Total large losses incurred				$60	$46	$95	$96	$71		$167		$262		$308
Losses incurred but not reported				179	136	131	74	36		110		241		377
Other losses excluding catastrophe losses				641	681	700	705	651		1,356		2,056		2,737
Catastrophe losses				227	134	246	208	24		232		478		612
Total losses incurred				$1,107	$997	$1,172	$1,083	$782		$1,865		$3,037		$4,034
Commercial Lines
Current accident year losses greater than $5 million				$30	$34	$30	$15	$16		$31		$61		$95
Current accident year losses $2 million - $5 million				12	8	29	29	37		66		95		103
Large loss prior accident year reserve development				3	(17)	14	22	7		29		43		26
Total large losses incurred				$45	$25	$73	$66	$60		$126		$199		$224
Losses incurred but not reported				125	108	97	61	38		99		196		304
Other losses excluding catastrophe losses				335	386	386	401	362		763		1,149		1,535
Catastrophe losses				106	96	44	124	11		135		179		275
Total losses incurred				$611	$615	$600	$652	$471		$1,123		$1,723		$2,338
Personal Lines
Current accident year losses greater than $5 million				$6	$10	$8	$23	$7		$30		$38		$48
Current accident year losses $2 million - $5 million				3	11	12	5	2		7		19		30
Large loss prior accident year reserve development				6	—	2	—	2		2		4		4
Total large losses incurred				$15	$21	$22	$28	$11		$39		$61		$82
Losses incurred but not reported				27	(2)	9	12	(14)		(2)		7		5
Other losses excluding catastrophe losses				187	190	185	187	176		363		548		738
Catastrophe losses				113	36	66	78	6		84		150		186
Total losses incurred				$342	$245	$282	$305	$179		$484		$766		$1,011
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $2 million - $5 million				—	—	—	2	—		2		2		2
Large loss prior accident year reserve development				—	—	—	—	—		—		—		—
Total large losses incurred				$—	$—	$—	$2	$—		$2		$2		$2
Losses incurred but not reported				27	30	25	1	12		13		38		68
Other losses excluding catastrophe losses				28	31	40	46	36		82		122		153
Catastrophe losses				1	2	(1)	2	1		3		2		4
Total losses incurred				$56	$63	$64	$51	$49		$100		$164		$227
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year losses greater than $5 million				1.9%	2.4%	2.1%	2.2%	1.4%		1.8%		1.9%		2.1%
Current accident year losses $2 million - $5 million				0.8	1.1	2.3	2.2	2.4		2.3		2.3		2.0
Large loss prior accident year reserve development				0.5	(0.9)	0.9	1.3	0.6		0.9		0.9		0.4
Total large loss ratio				3.2%	2.6%	5.3%	5.7%	4.4%		5.0%		5.1%		4.5%
Losses incurred but not reported				9.7	7.6	7.2	4.4	2.2		3.3		4.7		5.5
Other losses excluding catastrophe losses				34.9	37.8	38.7	41.4	40.2		40.9		40.2		39.5
Catastrophe losses				12.3	7.4	13.6	12.3	1.5		7.0		9.3		8.8
Total loss ratio				60.1%	55.4%	64.8%	63.8%	48.3%		56.2%		59.3%		58.3%
Commercial Lines
Current accident year losses greater than $5 million				2.8%	3.3%	3.0%	1.4%	1.7%		1.6%		2.0%		2.4%
Current accident year losses $2 million - $5 million				1.1	0.7	2.8	3.0	3.8		3.3		3.3		2.6
Large loss prior accident year reserve development				0.3	(1.6)	1.3	2.2	0.7		1.5		1.4		0.6
Total large loss ratio				4.2%	2.4%	7.1%	6.6%	6.2%		6.4%		6.7%		5.6%
Losses incurred but not reported				11.8	10.4	9.4	6.1	4.0		5.1		6.6		7.6
Other losses excluding catastrophe losses				31.9	37.1	37.7	40.4	37.5		39.0		38.4		38.1
Catastrophe losses				10.0	9.3	4.2	12.5	1.2		6.9		6.0		6.8
Total loss ratio				57.9%	59.2%	58.4%	65.6%	48.9%		57.4%		57.7%		58.1%
Personal Lines
Current accident year losses greater than $5 million				1.3%	2.1%	1.9%	5.7%	1.7%		3.7%		3.1%		2.8%
Current accident year losses $2 million - $5 million				0.6	2.6	2.6	1.3	0.5		0.9		1.5		1.8
Large loss prior accident year reserve development				1.4	—	0.6	—	0.5		0.2		0.3		0.3
Total large loss ratio				3.3%	4.7%	5.1%	7.0%	2.7%		4.8%		4.9%		4.9%
Losses incurred but not reported				5.9	(0.3)	2.0	3.1	(3.6)		(0.2)		0.6		0.3
Other losses excluding catastrophe losses				40.2	42.8	43.0	44.8	44.0		44.5		44.0		43.7
Catastrophe losses				24.3	8.1	15.5	18.8	1.4		10.2		12.0		11.0
Total loss ratio				73.7%	55.3%	65.6%	73.7%	44.5%		59.3%		61.5%		59.9%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $2 million - $5 million				—	0.1	—	1.6	—		0.8		0.6		0.4
Large loss prior accident year reserve development				(0.3)	—	—	—	—		—		—		—
Total large loss ratio				(0.3)%	0.1%	—%	1.6%	—%		0.8%		0.6%		0.4%
Losses incurred but not reported				21.3	24.4	20.0	0.7	10.6		5.4		10.5		14.0
Other losses excluding catastrophe losses				22.2	24.6	32.4	38.1	31.3		34.9		33.9		31.6
Catastrophe losses				1.1	1.3	(0.5)	1.1	1.1		1.1		0.6		0.8
Total loss ratio				44.3%	50.4%	51.9%	41.5%	43.0%		42.2%		45.6%		46.8%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Consolidated
Current accident year reported losses greater than $5 million				5	7	6	6	3		9		15		22
Current accident year reported losses $2 million - $5 million				5	13	15	15	15		28		42		51
Prior accident year reported losses on large losses				3	2	6	8	6		14		20		22
Non-Catastrophe reported losses on large losses total				13	22	27	29	24		51		77		95
Commercial Lines
Current accident year reported losses greater than $5 million				4	5	5	2	2		4		9		14
Current accident year reported losses $2 million - $5 million				4	6	12	12	14		24		35		39
Prior accident year reported losses on large losses				2	2	6	8	5		13		19		21
Non-Catastrophe reported losses on large losses total				10	13	23	22	21		41		63		74
Personal Lines
Current accident year reported losses greater than $5 million				1	2	1	4	1		5		6		8
Current accident year reported losses $2 million - $5 million				1	6	3	2	1		3		6		11
Prior accident year reported losses on large losses				1	—	—	—	1		1		1		1
Non-Catastrophe reported losses on large losses total				3	8	4	6	3		9		13		20
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $2 million - $5 million				—	1	—	1	—		1		1		1
Prior accident year reported losses on large losses				—	—	—	—	—		—		—		—
Non-Catastrophe reported losses on large losses total				—	1	—	1	—		1		1		1
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Commercial casualty:
Net written premiums				$404	$353	$326	$376	$389		$765		$1,091		$1,444
Year over year change %- written premium				4%	11%	10%	11%	7%		9%		9%		10%
Earned premiums				$377	$370	$360	$350	$336		$686		$1,046		$1,416
Current accident year before catastrophe losses				72.6%	72.4%	73.7%	75.0%	65.6%		70.4%		71.6%		71.8%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(0.3)	(0.2)	6.4	(0.7)	1.4		0.3		2.4		1.7
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				72.3%	72.2%	80.1%	74.3%	67.0%		70.7%		74.0%		73.5%
Commercial property:
Net written premiums				$316	$297	$309	$308	$297		$606		$915		$1,212
Year over year change %- written premium				6%	10%	11%	12%	11%		12%		12%		11%
Earned premiums				$299	$290	$292	$280	$274		$554		$846		$1,136
Current accident year before catastrophe losses				49.0%	42.5%	47.4%	54.5%	52.4%		53.4%		51.3%		49.1%
Current accident year catastrophe losses				34.7	38.3	14.7	44.4	5.1		24.9		21.4		25.7
Prior accident years before catastrophe losses				(7.8)	(0.5)	(6.7)	0.6	(2.4)		(0.8)		(2.9)		(2.2)
Prior accident years catastrophe losses				2.4	(2.2)	(1.4)	(3.0)	0.5		(1.3)		(1.3)		(1.6)
Total loss and loss expense ratio				78.3%	78.1%	54.0%	96.5%	55.6%		76.2%		68.5%		71.0%
Commercial auto:
Net written premiums				$239	$201	$194	$226	$237		$463		$657		$858
Year over year change %- written premium				1%	4%	6%	5%	6%		5%		6%		5%
Earned premiums				$213	$215	$213	$210	$205		$415		$627		$842
Current accident year before catastrophe losses				73.5%	72.6%	78.8%	66.5%	67.0%		66.7%		70.8%		71.3%
Current accident year catastrophe losses				0.9	(2.4)	3.3	5.1	0.9		3.1		3.1		1.7
Prior accident years before catastrophe losses				2.7	3.6	7.5	2.8	(0.7)		1.1		3.3		3.3
Prior accident years catastrophe losses				(1.5)	—	—	(0.5)	(2.1)		(1.3)		(0.9)		(0.6)
Total loss and loss expense ratio				75.6%	73.8%	89.6%	73.9%	65.1%		69.6%		76.3%		75.7%
Workers' compensation:
Net written premiums				$82	$64	$60	$69	$86		$154		$214		$278
Year over year change %- written premium				(5)%	8%	13%	—%	(2)%		(2)%		2%		3%
Earned premiums				$74	$75	$73	$68	$67		$136		$209		$284
Current accident year before catastrophe losses				83.2%	76.0%	80.3%	83.5%	84.5%		84.0%		82.7%		80.9%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(19.6)	(27.0)	(21.5)	(25.9)	(14.3)		(20.2)		(20.6)		(22.3)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				63.6%	49.0%	58.8%	57.6%	70.2%		63.8%		62.1%		58.6%
Other commercial:
Net written premiums				$100	$92	$95	$93	$87		$180		$275		$367
Year over year change %- written premium				15%	15%	13%	18%	12%		15%		14%		14%
Earned premiums				$93	$90	$90	$86	$80		$165		$256		$346
Current accident year before catastrophe losses				38.1%	33.3%	37.7%	37.3%	38.2%		37.7%		37.7%		36.6%
Current accident year catastrophe losses				—	—	0.1	0.1	—		0.1		0.1		0.1
Prior accident years before catastrophe losses				(2.5)	(4.7)	(4.3)	(7.4)	(2.9)		(5.3)		(4.9)		(4.9)
Prior accident years catastrophe losses				(0.1)	—	—	—	—		—		—		—
Total loss and loss expense ratio				35.5%	28.6%	33.5%	30.0%	35.3%		32.5%		32.9%		31.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Personal auto:
Net written premiums				$163	$158	$179	$177	$140		$316		$496		$654
Year over year change %- written premium				16%	12%	8%	7%	3%		5%		6%		8%
Earned premiums				$166	$161	$158	$155	$152		$307		$465		$626
Current accident year before catastrophe losses				78.8%	77.4%	74.3%	74.5%	69.4%		72.0%		72.8%		74.0%
Current accident year catastrophe losses				4.2	(4.6)	15.9	6.1	1.4		3.7		7.9		4.6
Prior accident years before catastrophe losses				0.3	0.7	3.4	1.4	0.9		1.2		1.9		1.6
Prior accident years catastrophe losses				(2.7)	—	(0.1)	(0.6)	(4.7)		(2.7)		(1.8)		(1.3)
Total loss and loss expense ratio				80.6%	73.5%	93.5%	81.4%	67.0%		74.2%		80.8%		78.9%
Homeowner:
Net written premiums				$222	$226	$255	$260	$181		$441		$695		$921
Year over year change %- written premium				23%	20%	19%	23%	16%		20%		20%		20%
Earned premiums				$232	$220	$213	$202	$195		$397		$609		$829
Current accident year before catastrophe losses				46.5%	42.1%	47.3%	54.8%	45.9%		50.4%		49.3%		47.4%
Current accident year catastrophe losses				56.1	22.4	20.9	38.6	13.0		26.1		24.3		23.8
Prior accident years before catastrophe losses				(2.6)	0.2	1.6	(2.5)	(8.7)		(5.5)		(3.0)		(2.2)
Prior accident years catastrophe losses				(9.1)	(1.5)	(3.8)	(5.2)	(7.2)		(6.2)		(5.4)		(4.3)
Total loss and loss expense ratio				90.9%	63.2%	66.0%	85.7%	43.0%		64.8%		65.2%		64.7%
Other personal:
Net written premiums				$63	$61	$68	$73	$53		$127		$195		$256
Year over year change %- written premium				19%	15%	21%	18%	15%		18%		19%		18%
Earned premiums				$66	$62	$60	$56	$55		$111		$172		$234
Current accident year before catastrophe losses				58.9%	54.1%	63.8%	64.6%	47.2%		56.0%		58.7%		57.5%
Current accident year catastrophe losses				3.5	(0.1)	10.8	5.2	0.9		3.1		5.8		4.2
Prior accident years before catastrophe losses				(1.2)	(4.4)	(15.7)	1.4	4.6		3.0		(3.5)		(3.8)
Prior accident years catastrophe losses				1.3	(0.1)	0.4	0.4	0.4		0.3		0.4		0.3
Total loss and loss expense ratio				62.5%	49.5%	59.3%	71.6%	53.1%		62.4%		61.4%		58.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Excess & Surplus:
Net written premiums				$136	$122	$121	$135	$124		$259		$380		$502
Year over year change %- written premium				10%	13%	16%	17%	25%		21%		19%		18%
Earned premiums				$127	$124	$125	$124	$112		$236		$361		$485
Current accident year before catastrophe losses				69.2%	66.4%	74.8%	59.5%	61.8%		60.6%		65.4%		65.7%
Current accident year catastrophe losses				1.5	1.6	(0.4)	1.2	1.5		1.3		0.8		1.0
Prior accident years before catastrophe losses				(6.2)	3.8	(5.9)	(0.4)	(4.6)		(2.4)		(3.6)		(1.7)
Prior accident years catastrophe losses				(0.3)	(0.2)	(0.1)	(0.1)	(0.4)		(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio				64.2%	71.6%	68.4%	60.2%	58.3%		59.3%		62.4%		64.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF First-Quarter 2023 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2023
Commercial casualty	$148	$42	$190	$(46)	$109	$24	$87	$102	$109	$66	$277
Commercial property	214	22	236	126	(66)	(1)	59	340	(66)	21	295
Commercial auto	128	21	149	(19)	24	7	12	109	24	28	161
Workers' compensation	30	8	38	15	(4)	5	16	45	(4)	13	54
Other commercial	23	4	27	1	3	5	9	24	3	9	36
Total commercial lines	543	97	640	77	66	40	183	620	66	137	823

Personal auto	99	22	121	(7)	15	4	12	92	15	26	133
Homeowners	158	16	174	38	10	—	48	196	10	16	222
Other personal	35	2	37	(8)	11	—	3	27	11	2	40
Total personal lines	292	40	332	23	36	4	63	315	36	44	395

Excess & surplus lines	28	12	40	4	26	13	43	32	26	25	83
Other	69	4	73	(16)	17	—	1	53	17	4	74
Total property casualty	$932	$153	$1,085	$88	$145	$57	$290	$1,020	$145	$210	$1,375

Ceded loss and loss expense incurred for the three months ended March 31, 2023
Commercial casualty	$17	$—	$17	$(20)	$8	$—	$(12)	$(3)	$8	$—	$5
Commercial property	9	—	9	80	(29)	—	51	89	(29)	—	60
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	3	—	—	3	6	—	—	6
Other commercial	1	—	1	—	3	—	3	1	3	—	4
Total commercial lines	30	—	30	63	(18)	—	45	93	(18)	—	75

Personal auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Homeowners	3	—	3	18	(11)	—	7	21	(11)	—	10
Other personal	—	—	—	1	(2)	—	(1)	1	(2)	—	(1)
Total personal lines	4	—	4	18	(13)	—	5	22	(13)	—	9

Excess & surplus lines	—	—	—	2	—	—	2	2	—	—	2
Other	5	—	5	—	(33)	—	(33)	5	(33)	—	(28)
Total property casualty	$39	$—	$39	$83	$(64)	$—	$19	$122	$(64)	$—	$58

Net loss and loss expense incurred for the three months ended March 31, 2023
Commercial casualty	$131	$42	$173	$(26)	$101	$24	$99	$105	$101	$66	$272
Commercial property	205	22	227	46	(37)	(1)	8	251	(37)	21	235
Commercial auto	128	21	149	(19)	24	7	12	109	24	28	161
Workers' compensation	27	8	35	12	(4)	5	13	39	(4)	13	48
Other commercial	22	4	26	1	—	5	6	23	—	9	32
Total commercial lines	513	97	610	14	84	40	138	527	84	137	748

Personal auto	98	22	120	(6)	15	4	13	92	15	26	133
Homeowners	155	16	171	20	21	—	41	175	21	16	212
Other personal	35	2	37	(9)	13	—	4	26	13	2	41
Total personal lines	288	40	328	5	49	4	58	293	49	44	386

Excess & surplus lines	28	12	40	2	26	13	41	30	26	25	81
Other	64	4	68	(16)	50	—	34	48	50	4	102
Total property casualty	$893	$153	$1,046	$5	$209	$57	$271	$898	$209	$210	$1,317

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF First-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums				$1,535	$1,396	$1,390	$1,482	$1,397		$2,879		$4,269		$5,665
Agency new business written premiums				251	238	264	286	244		530		794		1,032
Other written premiums				233	60	96	196	258		454		550		610
Net written premiums				$2,019	$1,694	$1,750	$1,964	$1,899		$3,863		$5,613		$7,307
Unearned premium change				(178)	106	59	(267)	(281)		(548)		(489)		(383)
Earned premiums				$1,841	$1,800	$1,809	$1,697	$1,618		$3,315		$5,124		$6,924
Year over year change %
Agency renewal written premiums				10%	13%	12%	11%	9%		10%		11%		11%
Agency new business written premiums				3	12	15	22	11		16		16		15
Other written premiums				(10)	(29)	50	34	31		32		35		24
Net written premiums				6	10	14	15	12		13		14		13
Paid losses and loss expenses
Losses paid				$893	$803	$804	$755	$733		$1,489		$2,293		$3,096
Loss expenses paid				153	154	144	137	157		293		437		591
Loss and loss expenses paid				$1,046	$957	$948	$892	$890		$1,782		$2,730		$3,687
Incurred losses and loss expenses
Loss and loss expense incurred				$1,317	$1,172	$1,348	$1,240	$956		$2,196		$3,544		$4,716
Loss and loss expenses paid as a % of incurred				79.4%	81.7%	70.3%	71.9%	93.1%		81.1%		77.0%		78.2%
Statutory combined ratio
Loss ratio				60.5%	56.3%	64.1%	64.8%	48.4%		56.7%		59.3%		58.5%
Loss adjustment expense ratio				11.6	9.9	10.0	9.5	10.9		10.2		10.1		10.1
Net underwriting expense ratio				27.5	30.6	29.3	28.1	28.7		28.4		28.7		29.1
US Statutory combined ratio				99.6%	96.8%	103.4%	102.4%	88.0%		95.3%		98.1%		97.7%
Contribution from catastrophe losses				12.7	7.6	13.0	13.0	1.7		7.5		9.4		8.9
Statutory combined ratio excl. catastrophe losses				86.9%	89.2%	90.4%	89.4%	86.3%		87.8%		88.7%		88.8%
GAAP combined ratio
GAAP combined ratio				100.7%	94.9%	103.9%	103.2%	89.9%		96.7%		99.2%		98.1%
Contribution from catastrophe losses				12.8	7.8	13.9	12.4	1.8		7.2		9.5		9.2
GAAP combined ratio excl. catastrophe losses				87.9%	87.1%	90.0%	90.8%	88.1%		89.5%		89.7%		88.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF First-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums				$1,041	$908	$860	$934	$970		$1,904		$2,764		$3,672
Agency new business written premiums				134	130	149	165	156		321		470		600
Other written premiums				(34)	(31)	(25)	(27)	(30)		(57)		(82)		(113)
Net written premiums				$1,141	$1,007	$984	$1,072	$1,096		$2,168		$3,152		$4,159
Unearned premium change				(85)	33	44	(78)	(134)		(212)		(168)		(135)
Earned premiums				$1,056	$1,040	$1,028	$994	$962		$1,956		$2,984		$4,024
Year over year change %
Agency renewal written premiums				7%	12%	11%	10%	8%		9%		9%		10%
Agency new business written premiums				(14)	(4)	3	13	8		10		8		5
Other written premiums				(13)	(29)	—	(29)	(25)		(27)		(17)		(20)
Net written premiums				4	9	10	10	8		9		9		9
Paid losses and loss expenses
Losses paid				$513	$432	$491	$446	$458		$905		$1,396		$1,829
Loss expenses paid				97	97	93	91	100		191		285		382
Loss and loss expenses paid				$610	$529	$584	$537	$558		$1,096		$1,681		$2,211
Incurred losses and loss expenses
Loss and loss expense incurred				$748	$715	$710	$750	$586		$1,336		$2,046		$2,761
Loss and loss expenses paid as a % of incurred				81.6%	74.0%	82.3%	71.6%	95.2%		82.0%		82.2%		80.1%
Statutory combined ratio
Loss ratio				57.9%	59.2%	58.4%	65.5%	48.9%		57.4%		57.8%		58.1%
Loss adjustment expense ratio				12.9	9.6	10.7	9.9	12.0		10.9		10.8		10.5
Net underwriting expense ratio				27.7	31.3	31.2	29.1	28.3		28.7		29.5		29.9
Statutory combined ratio				98.5%	100.1%	100.3%	104.5%	89.2%		97.0%		98.1%		98.5%
Contribution from catastrophe losses				10.4	9.6	4.5	12.6	1.4		7.1		6.2		7.0
Statutory combined ratio excl. catastrophe losses				88.1%	90.5%	95.8%	91.9%	87.8%		89.9%		91.9%		91.5%
GAAP combined ratio
GAAP combined ratio				100.4%	98.9%	99.0%	106.3%	92.3%		99.4%		99.3%		99.2%
Contribution from catastrophe losses				10.4	9.6	4.5	12.6	1.4		7.1		6.2		7.0
GAAP combined ratio excl. catastrophe losses				90.0%	89.3%	94.5%	93.7%	90.9%		92.3%		93.1%		92.2%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums				$388	$393	$437	$438	$333		$771		$1,208		$1,601
Agency new business written premiums				79	75	81	88	52		140		221		296
Other written premiums				(19)	(23)	(16)	(16)	(11)		(27)		(43)		(66)
Net written premiums				$448	$445	$502	$510	$374		$884		$1,386		$1,831
Unearned premium change				16	(2)	(71)	(97)	28		(69)		(140)		(142)
Earned premiums				$464	$443	$431	$413	$402		$815		$1,246		$1,689
Year over year change %
Agency renewal written premiums				17%	15%	11%	10%	10%		10%		11%		12%
Agency new business written premiums				52	50	53	66	13		41		45		47
Other written premiums				(73)	(130)	(45)	(45)	(10)		(29)		(34)		(57)
Net written premiums				20	16	15	16	11		14		14		15
Paid losses and loss expenses
Losses paid				$288	$247	$246	$224	$208		$432		$679		$926
Loss expenses paid				40	39	35	32	40		71		106		145
Loss and loss expenses paid				$328	$286	$281	$256	$248		$503		$785		$1,071
Incurred losses and loss expenses
Loss and loss expense incurred				$386	$288	$324	$339	$215		$554		$878		$1,166
Loss and loss expenses paid as a % of incurred				85.0%	99.3%	86.7%	75.5%	115.3%		90.8%		89.4%		91.9%
Statutory combined ratio
Loss ratio				73.6%	55.3%	65.6%	73.7%	44.5%		59.3%		61.5%		59.9%
Loss adjustment expense ratio				9.6	9.7	9.6	8.4	9.0		8.7		9.0		9.2
Net underwriting expense ratio				30.0	30.6	26.7	26.4	32.2		28.8		28.0		28.6
Statutory combined ratio				113.2%	95.6%	101.9%	108.5%	85.7%		96.8%		98.5%		97.7%
Contribution from catastrophe losses				24.7	8.7	15.9	19.1	1.7		10.5		12.4		11.4
Statutory combined ratio excl. catastrophe losses				88.5%	86.9%	86.0%	89.4%	84.0%		86.3%		86.1%		86.3%
GAAP combined ratio
GAAP combined ratio				112.5%	95.7%	104.5%	112.1%	83.9%		98.2%		100.4%		99.2%
Contribution from catastrophe losses				24.7	8.7	15.9	19.1	1.7		10.5		12.4		11.4
GAAP combined ratio excl. catastrophe losses				87.8%	87.0%	88.6%	93.0%	82.2%		87.7%		88.0%		87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2023 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Premiums
Agency renewal written premiums				$106	$95	$93	$110	$94		$204		$297		$392
Agency new business written premiums				38	33	34	33	36		69		103		136
Other written premiums				(8)	(6)	(6)	(8)	(6)		(14)		(20)		(26)
Net written premiums				$136	$122	$121	$135	$124		$259		$380		$502
Unearned premium change				(9)	2	4	(11)	(12)		(23)		(19)		(17)
Earned premiums				$127	$124	$125	$124	$112		$236		$361		$485
Year over year change %
Agency renewal written premiums				13%	9%	22%	31%	24%		28%		26%		21%
Agency new business written premiums				6	22	6	(8)	24		6		6		10
Other written premiums				(33)	—	(50)	(60)	—		(27)		(33)		(24)
Net written premiums				10	13	16	17	25		21		19		18
Paid losses and loss expenses
Losses paid				$28	$22	$29	$27	$19		$46		$74		$95
Loss expenses paid				12	14	13	11	12		24		36		50
Loss and loss expenses paid				$40	$36	$42	$38	$31		$70		$110		$145
Incurred losses and loss expenses
Loss and loss expense incurred				$81	$89	$86	$74	$66		$140		$226		$315
Loss and loss expenses paid as a % of incurred				49.4%	40.4%	48.8%	51.4%	47.0%		50.0%		48.7%		46.0%
Statutory combined ratio
Loss ratio				44.3%	50.5%	51.9%	41.5%	43.0%		42.2%		45.6%		46.8%
Loss adjustment expense ratio				19.9	21.1	16.5	18.7	15.2		17.1		16.9		18.0
Net underwriting expense ratio				24.4	27.1	27.5	26.1	27.1		26.5		26.8		26.9
Statutory combined ratio				88.6%	98.7%	95.9%	86.3%	85.3%		85.8%		89.3%		91.7%
Contribution from catastrophe losses				1.2	1.4	(0.5)	1.1	1.1		1.1		0.6		0.8
Statutory combined ratio excl. catastrophe losses				87.4%	97.3%	96.4%	85.2%	84.2%		84.7%		88.7%		90.9%
GAAP combined ratio
GAAP combined ratio				89.9%	96.3%	93.9%	85.1%	85.9%		85.5%		88.4%		90.4%
Contribution from catastrophe losses				1.2	1.4	(0.5)	1.1	1.1		1.1		0.6		0.8
GAAP combined ratio excl. catastrophe losses				88.7%	94.9%	94.4%	84.0%	84.8%		84.4%		87.8%		89.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2023 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2023	2022	Change	% Change
Underwriting income
Net premiums written	$1,955	$1,848	$107	6
Unearned premium change	158	262	(104)	(40)
Earned premiums	$1,797	$1,586	$211	13

Losses incurred	$1,086	$767	$319	42
Defense and cost containment expenses incurred	101	77	24	31
Adjusting and other expenses incurred	108	96	12	13
Other underwriting expenses incurred	536	529	7	1
Workers compensation dividend incurred	2	2	—	—
Total underwriting deductions	$1,833	$1,471	$362	25

Net underwriting profit (loss)	$(36)	$115	$(151)	nm

Investment income
Gross investment income earned	$143	$124	$19	15
Net investment income earned	141	122	19	16
Net realized capital gains and losses, net	(26)	(1)	(25)	nm
Net investment gains (net of tax)	$115	$121	$(6)	(5)

Other income	$2	$2	$—	—

Net income before federal income taxes	$81	$238	$(157)	(66)
Federal and foreign income taxes incurred	3	29	(26)	(90)
Net income (statutory)	$78	$209	$(131)	(63)

Policyholders' surplus - statutory	$6,443	$6,627	$(184)	(3)

Fixed maturities at amortized cost - statutory	$9,131	$8,313	$818	10
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2023 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2023	2022	Change	% Change
Net premiums written	$86	$80	$6	8
Net investment income	46	43	3	7
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with separate accounts	2	1	1	100
Total revenues	$135	$125	$10	8

Death benefits and matured endowments	$43	$57	$(14)	(25)
Annuity benefits	39	17	22	129
Surrender benefits and group conversions	7	6	1	17
Interest and adjustments on deposit-type contract funds	2	2	—	—
Increase in aggregate reserves for life and accident and health contracts	(9)	13	(22)	nm
Total benefit expenses	$82	$95	$(13)	(14)

Commissions	$12	$13	$(1)	(8)
General insurance expenses and taxes	12	13	(1)	(8)
Increase in loading on deferred and uncollected premiums	1	3	(2)	(67)
Net transfers from separate accounts	(2)	(10)	8	80
Total underwriting expenses	$23	$19	$4	21

Federal and foreign income taxes incurred	7	3	4	133

Net gain from operations before capital gains and losses	$23	$8	$15	188

Gains and losses net of capital gains tax, net	—	—	—	—

Net income (statutory)	$23	$8	$15	188

Policyholders' surplus - statutory	$345	$275	$70	25

Fixed maturities at amortized cost - statutory	$3,855	$3,711	$144	4
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF First-Quarter 2023 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22	3/31/22	6/30/23	6/30/22	9/30/23	9/30/22	12/31/23	12/31/22
Cincinnati Re:
Net written premiums				$230	$67	$86	$178	$254		$432		$518		$585
Year over year change %- written premium				(9)%	(7)%	51%	31%	30%		30%		33%		27%
Earned premiums				$150	$137	$151	$122	$110		$232		$383		$520
Current accident year before catastrophe losses				45.2%	44.4%	45.4%	49.6%	50.6%		50.0%		48.3%		47.2%
Current accident year catastrophe losses				0.3	(5.2)	75.0	6.5	—		3.4		31.7		21.9
Prior accident years before catastrophe losses				6.0	6.9	(9.9)	(4.8)	10.9		2.6		(2.4)		0.1
Prior accident years catastrophe losses				1.7	0.7	(0.6)	1.1	5.2		3.1		1.6		1.4
Total loss and loss expense ratio				53.2%	46.8%	109.9%	52.4%	66.7%		59.1%		79.2%		70.6%

Cincinnati Global:
Net written premiums				$64	$53	$57	$69	$51		$120		$177		$230
Year over year change %- written premium				25%	2%	21%	47%	24%		36%		31%		23%
Earned premiums				$44	$56	$74	$44	$32		$76		$150		$206
Current accident year before catastrophe losses				35.3%	28.6%	45.6%	53.2%	38.3%		47.0%		46.3%		41.4%
Current accident year catastrophe losses				11.1	1.4	48.6	0.1	16.3		6.9		27.6		20.5
Prior accident years before catastrophe losses				0.8	(13.3)	4.6	(15.4)	4.1		(7.2)		(1.4)		(4.6)
Prior accident years catastrophe losses				2.4	11.6	(14.5)	(9.7)	(9.0)		(9.4)		(11.9)		(5.5)
Total loss and loss expense ratio				49.6%	28.3%	84.3%	28.2%	49.7%		37.3%		60.6%		51.8%

Noninsurance operations:
Interest and fees on loans and leases				$2	$2	$2	$2	$1		$3		$5		$7
Other revenue				1	1	—	1	1		2		2		3
Interest expense				14	13	14	13	13		26		40		53
Operating expenses				5	10	4	5	4		9		13		23
Total noninsurance operations loss				$(16)	$(20)	$(16)	$(15)	$(15)		$(30)		$(46)		$(66)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF First-Quarter 2023 Supplemental Financial Data